Innovator S&P 500® Buffer ETF - April
Schedule of Investments
January 31, 2021 (Unaudited)
	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 139.97% (a)(b)
CALL OPTIONS - 138.25%
SPX S&P 500® Index, Expires 3/31/2021, Strike Price $1,550.70	342	$127,027,008	$73,535,199
XSP S&P 500® Mini Index, Expires 3/31/2021, Strike Price $155.09	10	371,420	214,995
			73,750,194
PUT OPTIONS - 1.72%
SPX S&P 500® Index, Expires 3/31/2021, Strike Price $3,101.40	171	63,513,504	692,493
SPX S&P 500® Index, Expires 3/31/2021, Strike Price $2,584.48	171	63,513,504	220,275
XSP S&P 500® Mini Index, Expires 3/31/2021, Strike Price $310.18	5	185,710	2,027
XSP S&P 500® Mini Index, Expires 3/31/2021, Strike Price $258.46	5	185,710	644
			915,439
TOTAL PURCHASED OPTIONS (Cost $79,272,366)			74,665,633

SHORT TERM INVESTMENTS - 0.00% (c)	Principal Amount
Money Market Deposit Account - 0.00% (c)
U.S. Bank Money Market Deposit Account, 0.01% (d)	$1,313		1,313
TOTAL SHORT TERM INVESTMENTS (Cost $1,313)			1,313

Total Investments (Cost $79,273,679) - 139.97%			74,666,946
Liabilities in Excess of Other Assets - (39.97)%			(21,323,372)
TOTAL NET ASSETS - 100.00%			$53,343,574

Asset Type	% of Net Assets
Purchased Options	139.97%
Short Term Investments	0.00 (c)
Total Investments	139.97
Liabilities in Excess of Other Assets	(39.97)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Exchange-Traded.
(b) Purchased option contracts are held in connection with corresponding option contracts written short.
(c) Less than 0.005%.
(d) The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2021.

Schedule of Options Written (a)
January 31, 2021 (Unaudited)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPX S&P 500® Index	3/31/2021	$3,153.05	171	$(63,513,504)	$(10,124,668)
SPX S&P 500® Index	3/31/2021	3,101.40	171	(63,513,504)	(10,919,503)
XSP S&P 500® Mini Index	3/31/2021	315.31	5	(185,710)	(29,602)
XSP S&P 500® Mini Index	3/31/2021	310.18	5	(185,710)	(31,910)
					(21,105,683)
Put Options
SPX S&P 500® Index	3/31/2021	2,351.87	171	(63,513,504)	(139,862)
SPX S&P 500® Index	3/31/2021	1,550.70	342	(127,027,008)	(62,514)
XSP S&P 500® Mini Index	3/31/2021	235.19	5	(185,710)	(409)
XSP S&P 500® Mini Index	3/31/2021	155.09	10	(371,420)	(183)
					(202,968)
Total Options Written (Premiums Received $3,092,777)					$(21,308,651)

(a) Exchange-Traded.

1) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Innovator ETFs Trust  (the "Trust") in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Trust’s Pricing Committee (“Pricing Committee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in  accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee.

Exchange-traded option contracts (other than FLexible EXchange Option or “FLEX Option” contracts) will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Options will be valued at a model-based price provided by the exchange on which the option is traded at the official close of that exchange’s trading date. If the exchange on which the option is traded is unable to provide a model price, FLEX Options prices will be provided by backup provider Super Derivatives. Otherwise, the value of a FLEX Option will be determined by the Pricing Committee in accordance with the Trust’s valuation procedures.

If no quotation can be obtained from a pricing service, then the Pricing Committee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC, Fair Value Measurement (“ASC 820”), various inputs are used in determining the value of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

• Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of January 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$-	$74,665,633	$-	$74,665,633
Short Term Investments	1,313	-	-	1,313
Total Assets	$1,313	$74,665,633	$-	$74,666,946

Liabilities
Options Written	$-	$21,308,651	$-	$21,308,651
Total Liabilities	$-	$21,308,651	$-	$21,308,651

There were no Level 3 investments held by the Fund during the reporting period.

Option Contracts:

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”).

The Fund invests primarily in FLEX Option contracts. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options in which the Fund will invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the index, in case of an index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of an index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of an index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

All of the FLEX Option contracts held by the Fund are fully funded and cash settled, therefore balance sheet offsetting under ASC 210 does not apply.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Index.

The average volume of derivative activity during the period ended January 31, 2021, is as follows:

Purchased Options	Options Written
Average Monthly Market Value	Average Monthly Market Value
$82,783,001	$(23,243,616)